Exhibit 99.1

Power Integrations Reports Fourth-Quarter Financial Results

Non-GAAP earnings were $0.58 per diluted share; GAAP earnings were $0.44 per diluted share; revenues were $87.3 million

Cash flow from operations was $24.8 million for the quarter and $92.2 million for the year; quarterly dividend rises to $0.13 per share

SAN JOSE, Calif.--(BUSINESS WIRE)--February 4, 2016--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter and year ended December 31, 2015. Net revenues for the fourth quarter were $87.3 million, down two percent from the prior quarter and up one percent compared to the fourth quarter of 2014. Net income was $12.7 million or $0.44 per diluted share, compared to $0.39 in the prior quarter and $0.48 in the fourth quarter of 2014. Cash flow from operations for the fourth quarter was $24.8 million.

In addition to its GAAP results, the company provided non-GAAP financial measures that exclude stock-based compensation expenses, amortization of intangible assets and other acquisition-related expenses, the tax effects of these items, and a tax benefit recognized in 2014. Non-GAAP net income for the fourth quarter was $16.9 million or $0.58 per diluted share, compared with $0.55 in the prior quarter and $0.59 in the fourth quarter of 2014.

For the full year, net revenues were $344.0 million, down one percent from the prior year. Net income for the year was $39.1 million or $1.32 per diluted share, compared to $1.93 in the prior year. Non-GAAP net income for 2015 was $2.03 per diluted share, compared to $2.40 in the prior year. Cash flow from operations for the year was $92.2 million, compared to $85.6 million in the prior year.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “Despite challenging economic conditions and a steep year-over-year decline in revenues from the PC market, quarterly revenues grew modestly from a year ago, and we generated nearly $25 million in cash flow from operations for the quarter. While we expect the March quarter to be sequentially lower due to seasonal factors, recent order trends and design wins point to strong sequential growth in the second quarter. The InnoSwitch™ product cycle continues to gain steam, and we have a promising pipeline of innovative new products on the way for key growth areas such as rapid charging, efficient lighting, renewable energy and high-power industrial applications.”

Additional Highlights

  The company paid a dividend of $0.12 per share on December 31. The company’s board has declared dividends of $0.13 per share for each quarter of 2016, the first of which will be paid on March 31, 2016 to stockholders of record as of February 29, 2016.
  Power Integrations had $173.9 million in cash and short-term marketable securities at quarter-end, an increase of $22.9 million during the quarter.
  Power Integrations was issued 16 U.S. patents during the fourth quarter and had 764 U.S. patents at quarter-end.

Financial Outlook

The company issued the following forecast for the first quarter of 2016:

  Revenues are expected to be in a range of $84 million plus or minus $3 million.
  Non-GAAP gross margin is expected to be approximately 51 percent. (Excludes approximately $0.2 million of stock-based compensation expense and $1 million of amortization of acquisition-related intangible assets.) GAAP gross margin is expected to be approximately 49.6 percent.
  Non-GAAP operating expenses are expected to be between $30 million and $31 million. (Excludes approximately $4 million of stock-based compensation expenses and $0.7 million of amortization of acquisition-related intangible assets.) GAAP operating expenses are expected to be between $34.7 million and $35.7 million.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. PT. Members of the investment community can join the call by dialing 1-647-788-4901. The call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power-conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets and the write-up of acquired inventory, acquisition expenses, severance and transition expenses, the tax effects of these items, and a tax benefit recognized in 2014. The company uses these measures in its own financial and operational decision-making and, with respect to one measure, in setting performance targets for employee-compensation purposes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends, and to facilitate comparability with the operating results of other companies that provide similar measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures.

Note Regarding Forward-Looking Statements

The statements in this press release regarding the company’s forecast for its first-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: changes in global macroeconomic conditions, which may impact the level of demand for the company’s products including its InnoSwitch products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company to decrease its selling prices for its products; the outcome and cost of patent litigation, which may affect sales of the company’s products or could result in higher expenses and charges than currently expected; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (SEC) on October 30, 2015. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by the rules and regulations of the SEC.

Power Integrations, InnoSwitch and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Twelve Months Ended

	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
NET REVENUES	$87,289	$88,878	$86,595	$343,989	$348,797

COST OF REVENUES	44,373	44,717	40,790	170,602	159,227

GROSS PROFIT	42,916	44,161	45,805	173,387	189,570

OPERATING EXPENSES:
Research and development	13,856	13,888	13,667	57,000	54,981
Sales and marketing	10,449	10,463	11,262	43,786	44,606
General and administrative	6,896	7,361	7,574	29,720	30,188
Amortization of acquisition-related intangible assets	666	666	628	2,775	3,190
Acquisition expenses, severance and transition costs	-	-	809	1,113	809
Total operating expenses	31,867	32,378	33,940	134,394	133,774

INCOME FROM OPERATIONS	11,049	11,783	11,865	38,993	55,796

Other income, net	206	428	182	425	1,018

INCOME BEFORE INCOME TAXES	11,255	12,211	12,047	39,418	56,814

PROVISION (BENEFIT) FOR INCOME TAXES	(1,446)	698	(2,307)	271	(2,730)

NET INCOME	$12,701	$11,513	$14,354	$39,147	$59,544

EARNINGS PER SHARE:
Basic	$0.45	$0.40	$0.49	$1.35	$1.99
Diluted	$0.44	$0.39	$0.48	$1.32	$1.93

SHARES USED IN PER-SHARE CALCULATION:
Basic	28,483	28,855	29,350	29,001	29,976
Diluted	29,126	29,298	30,051	29,696	30,829

SUPPLEMENTAL INFORMATION:

Stock-based compensation expenses included in:
Cost of revenues	$208	$219	$231	$933	$879
Research and development	1,281	1,277	1,262	5,255	4,784
Sales and marketing	877	877	962	3,644	3,540
General and administrative	899	988	1,157	4,935	5,079
Total stock-based compensation expense	$3,265	$3,361	$3,612	$14,767	$14,282

Cost of revenues includes:
Amortization of write-up of acquired inventory	$-	$-	$-	$309	$-
Amortization of acquisition-related intangible assets	$961	$961	$646	$3,844	$2,581

General & administrative expenses include:
Patent-litigation expenses	$1,517	$1,500	$1,815	$5,975	$5,657

Other income, net includes:
Amortization of in-place lease intangible assets	$90	$30	$-	$120	$-

REVENUE MIX BY END MARKET
Communications	26%	26%	21%	24%	18%
Computer	7%	7%	9%	7%	10%
Consumer	34%	36%	37%	36%	37%
Industrial	33%	31%	33%	33%	35%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Twelve Months Ended

		December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$42,916	$44,161	$45,805	$173,387	$189,570
	GAAP gross margin	49.2%	49.7%	52.9%	50.4%	54.3%

	Stock-based compensation included in cost of revenues	208	219	231	933	879
	Amortization of write-up of acquired inventory	-	-	-	309	-
	Amortization of acquisition-related intangible assets	961	961	646	3,844	2,581

	Non-GAAP gross profit	$44,085	$45,341	$46,682	$178,473	$193,030
	Non-GAAP gross margin	50.5%	51.0%	53.9%	51.9%	55.3%

	RECONCILIATION OF OPERATING EXPENSES
	GAAP operating expenses	$31,867	$32,378	$33,940	$134,394	$133,774

Less:	Stock-based compensation expense included in operating expenses
	Research and development	1,281	1,277	1,262	5,255	4,784
	Sales and marketing	877	877	962	3,644	3,540
	General and administrative	899	988	1,157	4,935	5,079
	Total	3,057	3,142	3,381	13,834	13,403

	Amortization of acquisition-related intangible assets	666	666	628	2,775	3,190

	Acquisition expenses, severance and transition costs	-	-	809	1,113	809

	Non-GAAP operating expenses	$28,144	$28,570	$29,122	$116,672	$116,372

	RECONCILIATION OF INCOME FROM OPERATIONS
	GAAP income from operations	$11,049	$11,783	$11,865	$38,993	$55,796
	GAAP operating margin	12.7%	13.3%	13.7%	11.3%	16.0%

Add:	Total stock-based compensation	3,265	3,361	3,612	14,767	14,282
	Amortization of write-up of acquired inventory	-	-	-	309	-
	Amortization of acquisition-related intangible assets	1,627	1,627	1,274	6,619	5,771
	Acquisition expenses, severance and transition costs	-	-	809	1,113	809

	Non-GAAP income from operations	$15,941	$16,771	$17,560	$61,801	$76,658
	Non-GAAP operating margin	18.3%	18.9%	20.3%	18.0%	22.0%

	RECONCILIATION OF PROVISION (BENEFIT) FOR INCOME TAXES
	GAAP provision (benefit) for income taxes	$(1,446)	$698	$(2,307)	$271	$(2,730)
	GAAP effective tax rate	-12.8%	5.7%	-19.1%	0.7%	-4.8%

	Benefit associated with tax settlement	-	-	-	-	(3,331)
	Tax effect of other adjustments to GAAP results	(796)	(310)	(2,251)	(1,824)	(3,034)

	Non-GAAP provision (benefit) for income taxes	$(650)	$1,008	$(56)	$2,095	$3,635
	Non-GAAP effective tax rate	-4.0%	5.9%	-0.3%	3.4%	4.7%

	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)
	GAAP net income	$12,701	$11,513	$14,354	$39,147	$59,544

	Adjustments to GAAP net income
	Stock-based compensation	3,265	3,361	3,612	14,767	14,282
	Amortization of write-up of acquired inventory	-	-	-	309	-
	Amortization of acquisition-related intangible assets	1,627	1,627	1,274	6,619	5,771
	Benefit associated with tax settlement	-	-	-	-	(3,331)
	Acquisition expenses, severance and transition costs	-	-	809	1,113	809
	Amortization of in-place lease intangible assets	90	30	-	120	-
	Tax effect of items excluded from non-GAAP results	(796)	(310)	(2,251)	(1,824)	(3,034)

	Non-GAAP net income	$16,887	$16,221	$17,798	$60,251	$74,041

	Average shares outstanding for calculation
	of non-GAAP income per share (diluted)	29,126	29,298	30,051	29,696	30,829

	Non-GAAP net income per share (diluted)	$0.58	$0.55	$0.59	$2.03	$2.40

	GAAP income per share	$0.44	$0.39	$0.48	$1.32	$1.93

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2015	September 30, 2015	December 31, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$90,092	$59,735	$60,708
Short-term marketable securities	83,769	91,222	114,575
Accounts receivable	7,818	11,061	10,186
Inventories	51,934	55,439	64,025
Deferred tax assets	-	75	39
Prepaid expenses and other current assets	6,790	5,780	16,379
Total current assets	240,403	223,312	265,912

PROPERTY AND EQUIPMENT, net	99,381	102,223	95,823
INTANGIBLE ASSETS, net	38,165	39,957	35,524
GOODWILL	91,849	91,849	80,599
DEFERRED TAX ASSETS	11,843	10,647	11,562
OTHER ASSETS	5,896	5,502	4,243
Total assets	$487,537	$473,490	$493,663

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$21,660	$23,370	$21,980
Accrued payroll and related expenses	9,327	8,203	9,071
Taxes payable	3,620	2,022	2,963
Deferred tax liabilities	-	1,985	2,193
Deferred income on sales to distributors	15,101	16,464	15,223
Other accrued liabilities	2,285	3,182	3,730
Total current liabilities	51,993	55,226	55,160

LONG-TERM LIABILITIES:
Income taxes payable	2,511	746	743
Deferred tax liabilities	1,291	3,752	4,272
Other liabilities	3,123	2,569	2,812
Total liabilities	58,918	62,293	62,987

STOCKHOLDERS' EQUITY:
Common stock	28	28	29
Additional paid-in capital	145,366	136,422	171,938
Accumulated other comprehensive loss	(1,851)	(1,043)	(1,136)
Retained earnings	285,076	275,790	259,845
Total stockholders' equity	428,619	411,197	430,676
Total liabilities and stockholders' equity	$487,537	$473,490	$493,663

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Twelve Months Ended

	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$12,701	$11,513	$14,354	$39,147	$59,544
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	4,229	4,168	4,035	16,464	15,884
Amortization of intangible assets	1,792	1,732	1,349	7,039	6,072
Loss on disposal of property and equipment	91	270	80	361	250
Stock-based compensation expense	3,265	3,361	3,612	14,767	14,282
Amortization of premium on marketable securities	254	258	398	1,063	1,694
Deferred income taxes	(5,568)	66	939	(5,416)	157
Increase (decrease) in accounts receivable allowances	(1)	213	(5)	127	70
Excess tax benefit from employee stock plans	-	-	-	-	(437)
Tax benefit (deficiency) associated with employee stock plans	-	-	-	(189)	815
Change in operating assets and liabilities:
Accounts receivable	3,243	1,938	200	4,131	2,133
Inventories	3,505	8,792	(7,064)	13,500	(21,703)
Prepaid expenses and other assets	(887)	2,428	(1,744)	3,391	8,211
Accounts payable	35	(8,338)	(172)	(2,000)	2,337
Taxes payable and other accrued liabilities	3,503	(1,752)	15	(76)	(3,242)
Deferred income on sales to distributors	(1,363)	6	(3,522)	(122)	(505)
Net cash provided by operating activities	24,799	24,655	12,475	92,187	85,562

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,740)	(2,475)	(5,677)	(11,359)	(23,071)
Payment for purchase of building	-	(10,389)	-	(10,389)	-
Payment for acquisition, net of cash acquired	-	-	-	(15,549)	-
Loan to third party	-	-	(6,600)	-	(6,600)
Other assets	-	-	-	-	(1,261)
Purchases of marketable securities	(14,815)	(4,940)	-	(29,748)	(45,269)
Proceeds from sales and maturities of marketable securities	21,850	8,424	38,052	59,309	38,052
Net cash provided by (used in) investing activities	3,295	(9,380)	25,775	(7,736)	(38,149)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from issuance of common stock	5,678	2,527	751	12,580	13,855
Repurchase of common stock	-	(30,555)	(35,502)	(53,731)	(80,760)
Payments of dividends to stockholders	(3,415)	(3,453)	(3,511)	(13,916)	(13,165)
Excess tax benefit from employee stock plans	-	-	-	-	437
Net cash provided by (used in) financing activities	2,263	(31,481)	(38,262)	(55,067)	(79,633)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	30,357	(16,206)	(12)	29,384	(32,220)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	59,735	75,941	60,720	60,708	92,928

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$90,092	$59,735	$60,708	$90,092	$60,708

CONTACT:
Power Integrations, Inc.
Joe Shiffler, 408-414-8528
joe@power.com